LIQUID CASH TRUST

Supplement to Prospectus dated May 31, 1998

At a meeting to be held on March 22, 1999, shareholders of the Trust will be asked to vote on the changes described below. If approved by shareholders, these changes will take effect as of April 1, 1999, except Proposal 7, which will occur on or after April 23, 1999. Shareholders will be notified if any of these changes are not approved.

Please keep this supplement for your records.

Shareholders will be asked to consider the following proposals:

1.   To elect nine Trustees.

2.   To ratify the selection of the Trust's independent auditors.

3.   To make changes to the Trust's fundamental investment policies:

     (a) To make non-fundamental, and to amend, the Trust's fundamental investment policy regarding maturity of money market instruments;

     (b) To make non-fundamental, and to amend, the Trust's fundamental investment policy regarding restricted securities;

     (c) To make non-fundamental the Trust's fundamental investment policy prohibiting investment in securities to exercise control of an issuer;

     (d) To make non-fundamental, and to amend, the Trust's ability to invest in the securities of other investment companies; and

     (e) To amend the Trust's fundamental investment policy regarding borrowing to permit the purchase of securities while borrowings are outstanding.

4.   To eliminate certain of the Trust's fundamental investment policies:

     (a) To remove the Trust's fundamental investment policy on investing in new issuers;

     (b) To remove the Trust's fundamental investment policy on investing in oil, gas, and minerals;

     (c) To remove the Trust's fundamental investment policy on investing in issuers whose securities are owned by Officers and Trustees;

     (d) To remove the Trust's fundamental investment policy on investing in options;

     (e) To remove the Trust's fundamental investment policy regarding short-term liquidity requirements; and

     (f) To remove the Trust's fundamental investment policy regarding concentration and to reserve freedom to concentrate investments in the banking industry.

5. To approve a clarifying amendment to the Trust's Investment Advisory Agreement to exclude Rule 12b-1 fees and shareholder service fees from the expense cap.

6. To approve an amendment and restatement to the Trust's Declaration of Trust to require the approval of a "1940 Act" majority of the outstanding voting shares in the event of the sale and conveyance of the assets of the Trust to another trust or corporation.

7. To approve a proposed Agreement and Plan of Reorganization between the Trust and Money Market Obligations Trust, on behalf of its series, Liquid Cash Trust (the "New Fund"), whereby the New Fund would acquire all of the assets of the Trust in exchange for shares of the New Fund to be distributed PRO RATA by the Trust to its shareholders in complete liquidation and termination of the Trust.

                                                                January 21, 1999

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Federated Investors

Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
www.federatedinvestors.com

Cusip 536319106
G02541-02 (1/99)